UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 23, 2023
Evolv Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)
(781) 374-8100
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On October 23, 2023, the audit committee (the "Audit Committee") of the board of directors of Evolv Technologies Holdings, Inc. (the "Company"), in consultation with management, concluded that the Company's previously issued unaudited condensed consolidated interim financial statements for the three and six months ended June 30, 2023 included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 (the "2023 Q2 10-Q") filed with the Securities and Exchange Commission ("SEC") on August 10, 2023 contained an error related to classification of certain marketable securities on the condensed consolidated balance sheet as of June 30, 2023, which also resulted in an error in the condensed consolidated statement of cash flows for the six months ended June 30, 2023. These errors are described in further detail below. As a result of the errors, the Audit Committee determined that the Company's consolidated financial statements included in the 2023 Q2 10-Q should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing those financial statements and other information covering those periods should no longer be relied upon.

During the three months ended June 30, 2023, as part of its overall cash management strategy, the Company purchased zero coupon U.S. treasury bills with staggered maturities of between two months and six months. The Company classified all outstanding treasury bills as cash equivalents on its condensed consolidated balance sheet as of June 30, 2023. However, the treasury bills with maturities exceeding three months did not meet the definition of cash equivalents per Accounting Standards Codification 230 - Statement of Cash Flows, and should have been presented separately within current assets. The purchases of treasury bills with maturities greater than three months should have been presented as a cash outflow from investing activities within the condensed consolidated statement of cash flows for the six months ended June 30, 2023.

A summary of the impact of the error on the condensed consolidated balance sheet as of June 30, 2023 is as follows (amounts in thousands):

	As Reported	Adjustment	As Corrected
Current assets
Cash and cash equivalents	$155,537	$(29,647)	$125,890
Marketable securities	$—	$29,647	$29,647

A summary of the impact of the error on the condensed consolidated statement of cash flows for the six months ended June 30, 2023 is as follows (amounts in thousands):

	As Reported	Adjustment	As Adjusted
Net cash used in operating activities	$(8,513)	$(242)	$(8,755)
Net cash used in investing activities	$(34,712)	$(29,405)	$(64,117)
Net decrease in cash, cash equivalents and restricted cash	$(73,246)	$(29,647)	$(102,893)
Cash, cash equivalents and restricted cash at end of period	$156,812	$(29,647)	$127,165

The errors did not impact total current assets, total assets, or total equity as of June 30, 2023. Further, the condensed consolidated statements of operations and comprehensive income for the three and six months ended June 30, 2023 and the condensed consolidated statements of stockholders' equity for the three and six months ended June 30, 2023 will not be adjusted as the impact of the errors on each statement was less than $0.1 million, which was deemed immaterial.

Additionally, in Note 3 (Fair Value Measurements) to the condensed consolidated financial statements, the fair value of the treasury bills was incorrectly included in the caption "Money market funds," and should have been presented separately as a financial asset measured using Level 2 inputs under the fair value hierarchy.

The Company determined that the errors are a result of the Company's previously disclosed material weaknesses in internal control over financial reporting related to the design and maintenance of effective controls over the period-end financial reporting process, including the classification of various accounts in the consolidated financial statements and the presentation and disclosure of items in the consolidated statements of cash flows.

The errors in the unaudited condensed consolidated financial statements will be corrected in restated financial statements that the Company will file in an amendment to the 2023 Q2 10-Q. The Company intends to file such amendment prior to the filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023. All estimates contained in this Current Report on Form 8-K (this "Current Report") are subject to change as management completes the amendment to the 2023 Q2 10-Q.

The Company's management and the Audit Committee have discussed the aforementioned matters with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained in this Current Report may be forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding the Company’s expectations regarding the impact of the errors and the timing of the completion of the restatement and the filing of the amendment to the 2023 Q2 10-Q. We have based these forward-looking statements largely on our current expectations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 24, 2023 as may be updated from time to time in other filings we make with the SEC including our Quarterly Reports on Form 10-Q and our future reports filed with the SEC. The forward-looking statements in this Current Report are based upon information available to us as of the date of this Current Report, and while we believe such information forms a reasonable basis for such statements, these statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of any new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date: October 25, 2023	By:	/s/ Peter George
	Name:	Peter George
	Title:	Chief Executive Officer